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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 13, 2006
                                                        ----------------

                                ABLE ENERGY, INC.
             (Exact Name of Registrant as specified in its charter)

                         Commission File Number 001-15035
                                                ---------

           Delaware                                    22-3520840
   -------------------------------                  -------------------
   (State or Other Jurisdiction of                  (I.R.S. Employer
   Incorporation or Organization)                   Identification No.)


           198 Green Pond Road, Rockaway, New Jersey    07866
           --------------------------------------------------
         (Address of Principal Executive Offices)    (Zip Code)


        Registrant's telephone number, including area code (973) 625-1012
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01  OTHER EVENTS.

         On October 4, 2006, Able Energy, Inc. (the "Company") announced its intention in a Current Report on Form 8-K to voluntarily delist the Company's common stock from the Nasdaq Capital Market effective as of the start of trading on October 13, 2006. In a press release dated October 4, 2006, the Company stated that it anticipated its common stock would be quoted on the NASD Over-the-Counter Bulletin Board (OTCBB) following its delisting from Nasdaq.

         On September 29, 2006, the Company filed a Form 12b-25, providing for an additional 15 calendar days (or until October 13, 2006) to file the Company's annual report on Form 10-K for the year ended June 30, 2006. The Company has not yet completed its annual consolidated financial statements to be included in Form 10-K for the year ended June 30, 2006 and, therefore, the Company will not be filing its annual report by October 13, 2006. The Company expects its annual report to be filed on or before October 31, 2006.

         The Company's common stock is currently quoted on the Pink Sheets (ABLE.PK). The Company will apply for listing on the OTCBB upon the filing of it's annual report on Form 10-K for the year ended June 30, 2006.

         The Board of Directors of the Company continues to believe that a transition off of Nasdaq is in the best interest of the stockholders since it will permit the Company to complete certain transactions which were previously approved by its stockholders, including the Company's purchase of the assets of All American Plazas, Inc. (which the Company expects to consummate following the filing of the Company's annual report).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of October 2006.


                                          ABLE ENERGY, INC.


                                          By: /s/ Christopher P. Westad
                                              -------------------------
                                              Christopher P. Westad
                                              Acting Chief Executive Officer